EXHIBIT 10.1

                                 SALE AGREEMENT

                                   BuyNetPlaza

                                   Nutek Inc.

         15722 Chemical Lane, Huntington Beach, CA 92649 Tel (714) 799-7266 Fax
(714) 799-5466

TABLE OF CONTENTS
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Table of Contents........................................................2

Confidentiality Statement................................................3

Existing Website.........................................................3

         BuyNetPlaza.....................................................3

Purchase Agreement with Nutek Inc........................................3

         RECITALS........................................................3

         1.  PAYMENT.....................................................4

         2.  CONSIDERATIONS/DISCLOSURES..................................4

         3.  CONFIDENTIALITY.............................................4

         4.  WARRANTIES..................................................4

         5.  INTEGRATION.................................................5

         6.  CONSTRUCTION AND JURISDICTION...............................5

         7.  ATTORNEY'S FEES.............................................5



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CONFIDENTIALITY STATEMENT
-------------------------

The information embodies in this Sale Agreement is strictly confidential and is supplied on the understanding that it will be held confidentially and not disclosed to third parties without the prior written consent of Nutek Inc.

EXISTING WEBSITE

BuyNetPlaza

The internet website BuyNetPlaza.com is currently up and operational.

PURCHASE AGREEMENT WITH NUTEK INC.
----------------------------------

Agreement entered into this 14th day of July 2000, by and between Bentley Communications Corp. (BTLY) hereinafter referred to as "Purchaser" and Nutek Inc. of 15722 Chemical Lane, Huntington Beach, CA 92649 hereinafter "Seller".

RECITALS

WHEREAS, Purchaser is engaged in the business of acquiring, controlling and managing various companies and Internet related websites.

WHEREAS, Seller has created an Internet Shopping site called BuyNetPlaza.com referred to as the "site", and

WHEREAS, Purchaser seeks to acquire this site, BuyNetPlaza, Inc. and all exclusive rights, title and interest to the site.

WHEREAS, Purchaser and Seller have agreed to enter into this Agreement whereby Purchaser will acquire site by purchasing the BuyNetPlaza.com, BuyNetAuctions.com and BuyNetB2B.com domains, the current BuyNetPlaza.com website currently hosted on the Interland server and the BuyNetPlaza.com logo's of Seller.

Upon execution of this Agreement Purchaser will acquire the site and all exclusive rights, title and interest to the site.

NOW, THEREFORE, in consideration of these premises and those other terms and conditions set forth hereinafter, the parties agree as follows:

1.  PAYMENT

1. Seller shall receive One Hundred Thousand (100,000) shares of Bentley Communications Corp. common restricted stock within 30 days of signing this Agreement.
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2.  CONSIDERATIONS/DISCLOSURES

2. Seller agrees the average closing price of Purchaser's stock for the week 07/10/2000 - 07/14/2000 was ($0.72). This stock has an effective value of Seventy Two Thousand dollars ($72,000). Should Purchaser initiate a reverse split on their common stock within a 24 month period of Seller receiving the stock and the effect of the reverse up to 90 days after making the reverse reduces Sellers value by less than Seventy Two Thousand ($72,000) dollars. Then Purchaser will issue additional common Restricted stock to Seller to make the value after the reverse the same as at date of this agreement.

3. Seller has demonstrated and shown to purchaser that BuyNetPlaza.com is comprised of branded technology from Ubrandit.com for the Books, Music and Video Store. The use and features were demonstrated. Seller informed Purchaser that the site is currently hosted at Interland where hosting has been pre-paid until September 2001. Seller also demonstrated the PDGSoft shopping cart software and the integration of the software into the site.

4. Seller will assist in a best efforts basis with ensuring there is an efficient transition of the ownership of the site to Purchaser and all passwords and usernames will be provided.

3.  CONFIDENTIALITY

Seller and Purchaser agree to hold all information that both obtain as confidential for the purposes of this agreement. Seller and Purchaser agree not to use or disclose confidential information to any person or entity, except as necessary under this Agreement. Nothing herein above written shall prevent the parties from making any disclosure which is required by law, government regulation, or rule, or which disclosure is ordered or otherwise required by a court of competent jurisdiction through its subpoena power or otherwise or by a state or federal regulatory or other governmental agency.

4.  WARRANTIES

Seller hereby represents and warrants to Purchaser the following:

Seller is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Nevada.

The execution, delivery and performance of this Agreement is within Seller's powers and does not contravene any law or contractual restriction binding on or affecting Seller.

This Agreement is a legal, valid and binding obligation of Seller enforceable against Seller in accordance with its respective terms.

Seller has full right, title and ownership of the Site.
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Purchaser hereby represents and warrants to the Seller the following:

Purchaser is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Florida.

The execution, delivery and performance by Purchaser of this Agreement is within Purchaser's corporate powers, ahs been duly authorized by all necessary corporate or stockholder action on its part, does not contravene restriction binding on or affecting Purchaser or any of its properties, and do not result in or require the creation of any lien, security interest or other charge or encumbrance upon with respect to any of its properties.

This Agreement is a legal, valid and binding obligation of Purchaser enforceable against Purchaser in accordance with its respective terms.

5. INTEGRATION

This Agreement together with all exhibits amendments and supplements represents the complete and entire Agreement between the parties hereto. This Agreement either embodies or supercedes all prior, contemporaneous or subsequent oral agreements, representations, understandings, and all written notations, memoranda or correspondences of any party hereto, their agents, employees or other related persons, related to the work contemplated in this Agreement.

6. CONSTRUCTION AND JURISDICTION

This Agreement shall be construed and enforced pursuant to the laws of the State of California, USA. By affixing their signatures to this agreement, the parties hereby submit themselves to the courts of the State of California, for the judicial resolution of any dispute arising under the terms, interpretation or performance of this agreement. If any one or more paragraphs in this Agreement is found to be unenforceable or invalid, the parties agreement on all other paragraphs shall remain valid. Non enforcement of any section of this Agreement by either party does not constitute a waiver or consent and both parties reserve the right to enforce this Agreement at their discretion.

7. ATTORNEY'S FEES

In the event that either party is required to retain counsel to enforce the provisions of this Agreement or to bring legal action to enforce the provisions of this Agreement or remedy any breaches of this Agreement, the prevailing party in such action shall be entitled to its costs and attorney's fees incurred in such action or procedure, whether or not an action is ultimately files in a court of proper agreed jurisdiction.

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WHEREFORE, the parties have affixed their signatures to this Agreement the date first above stated. Furthermore, by signing this Agreement all signature parties acknowledge they fully understand and agree to all terms and conditions of this Agreement.



Seller                                      Purchaser


By: /s/  Murray Conradie                    By: /s/ Victor Nguyen
---------------------------                 ------------------------------------
Murray N. Conradie                          Victor Allen Nguyen, Ph.D.
President/CEO                               Chief Financial Officer
Nutek Inc.                                  Bentley Communications Corp.
Date:  7/14/2000                            Date:  7/14/2000
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